SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                        October 20, 2000 (August 8, 2000)


                              Flowserve Corporation
             (Exact name of Registrant as specified in its charter)


New York                            1-13179                      31-0267900
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

222 W. Las Colinas Blvd., Suite 1500
           Irving, Texas                                           75039
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (972) 443-6500



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Item 7.  Financial Statements and Exhibits

         The registrant hereby amends the information set forth in its Current Report on Form 8-K filed August 23, 2000, as set forth below:

         (a)  Financial Statements of business acquired.

              The required historical financial statements of Ingersoll-Dresser Pump Company were included by the registrant in its Registration Statement on Form S-4 (File No. 333-46760) filed with the Securities and Exchange Commission on September 27, 2000 (the "Form S-4). In reliance on Instruction B.3 to Form 8-K, the registrant has not filed such financial statements under this Form 8-K/A on the basis that such information has been previously reported, within the meaning of Rule 12b-2, in the Form S-4.

         (b)  Pro forma financial information.

              The required pro forma financial information were included by the registrant in the Form S-4. In reliance on Instruction B.3 to Form 8-K, the registrant has not filed such financial information under this Form 8-K/A on the basis that such information has been previously reported, within the meaning of Rule 12b-2, in the Form S-4.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLOWSERVE CORPORATION



Date:  October 20, 2000                      /s/  Ronald F. Shuff
                                          --------------------------------------
                                          Name:   Ronald F. Shuff
                                          Title:  Vice President, Secretary &
                                                  General Counsel